UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2017

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On February 7, 2017, Provident Financial Holdings, Inc., the holding company for Provident Savings Bank, F.S.B. ("Bank"), announced that the Bank has hired a retail mortgage banking group who operate in markets in the Central Coast of California.  The Bank has opened a Provident Bank Mortgage retail loan production office in Atascadero, California which will support approximately 23 mortgage banking employees.  The group is comprised of 16 retail production staff and seven fulfilment staff.  The news release announcing the Central Coast California mortgage banking operations is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1          News Release regarding the Central Coast California mortgage banking operations dated February 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2017	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes President, Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)